UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: January 18, 2018
(Date of earliest event reported)

Turtle Beach Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11011 Via Frontera, Suite A/B
San Diego, California 92127
(Address of principal executive offices)
(858) 800-3718
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Nasdaq Hearing Results: Company Receives Extension to Comply with Minimum Bid Price Requirement

On January 17, 2018, the hearing panel of The Nasdaq Stock Market, LLC (“Nasdaq”) approved Turtle Beach Corporation’s (the “Company”) request for an additional 180 calendar days, or until May 7, 2018, to regain compliance with Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”), which requires the Company to maintain a minimum bid price of at least $1.00 per share of its common stock.

As previously disclosed, on May 9, 2017, the Company received a written notice from the Nasdaq Listing Qualifications Department indicating that the Company was not in compliance with the Bid Price Rule because the bid price for its common stock had closed below $1.00 per share for the previous 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until November 6, 2017, to regain compliance with the Bid Price Rule. Also as previously disclosed, on November 9, 2017, the Company made a request to the Nasdaq hearing panel to provide the Company an additional 180 calendar days to regain compliance with the Bid Price Rule, which stayed the potential delisting of the Company’s common stock under Nasdaq Listing Rule 5815(a)(1) pending the hearing panel’s decision.

Nasdaq Notice Regarding Market Value of Publicly Held Shares

On January 16, 2018, the Company received a written notice from the Nasdaq Listing Qualifications Department indicating that the Company is not in compliance with Nasdaq Listing Rule 5450(b)(2)(C) (the “Market Value Rule”) because the market value of publicly held shares of its common stock was less than $15 million for 30 consecutive business days.

In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has 180 calendar days, or until July 16, 2018, to regain compliance with the Market Value Rule. To regain compliance, the market value of publicly held shares of the Company’s common stock must meet or exceed $15 million for a minimum of 10 consecutive business days. Nasdaq’s written notice has no effect on the listing or trading of the Company’s common stock at this time.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date:	January 18, 2018	By:	/S/ JOHN T. HANSON
John T. Hanson Chief Financial Officer, Treasurer and Secretary